UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2024

SYLVAMO CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number 001-40718

Delaware	86-2596371
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6077 Primacy Parkway, Memphis, Tennessee	38119
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 519-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 per share par value	SLVM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	Sylvamo Corporation (the “Company”) held its annual meeting of shareowners on May 16, 2024.

(b)

Of the 41,461,657 shares outstanding on the record date and entitled to vote at the meeting, 36,854,477 shares were present at the meeting in person or by proxy, constituting a quorum of eighty-eight percent (88%). The shareowners of the Company’s common stock considered and voted at the meeting upon the four Company proposals listed below. This report discloses the final voting results for the meeting.

Proposal 1 – Elect eleven director nominees to our board of directors

The Company’s shareowners elected each of the individuals listed below as directors to serve until the next annual meeting of the Company and until their successors have been duly elected and qualified, or their earlier resignation.

Directors	For	Against	Abstain	Broker Non-Votes
Jean-Michel Ribiéras	30,943,504	2,474,267	21,970	3,414,736
Stan Askren	33,319,742	97,710	22,289	3,414,736
Christine S. Breves	33,364,696	54,406	20,639	3,414,736
Jeanmarie Desmond	32,992,072	426,607	21,062	3,414,736
Liz Gottung	32,893,975	524,455	21,311	3,414,736
Joia M. Johnson	32,970,365	447,886	21,490	3,414,736
Karl L. Meyers	32,946,877	471,173	21,691	3,414,736
David Petratis	32,879,615	538,221	21,905	3,414,736
J. Paul Rollinson	33,339,504	78,209	22,028	3,414,736
Mark W. Wilde	33,336,263	81,311	22,167	3,414,736
James P. Zallie	33,354,840	63,102	21,799	3,414,736

Proposal 2 – Ratify Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2024

The Company’s shareowners ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain	Broker Non-Votes
36,763,473	69,044	21,960	—

Proposal 3 – Approve on a non-binding advisory basis the compensation of the Company’s named executive officers (“NEOs”)

The Company’s shareowners approved the compensation of the Company’s NEOs on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
32,806,204	568,212	65,324	3,414,736

Proposal 4 – Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (“COI”) to eliminate its officers’ personal liability for breach of fiduciary duty to the fullest extent permitted by Delaware law

The Company’s shareowners approved the amendment to the Company’s COI to eliminate its officers’ personal liability for breach of fiduciary duty to the fullest extent permitted by Delaware law.

For	Against	Abstain	Broker Non-Votes
28,458,657	4,930,025	51,058	3,414,736

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sylvamo Corporation

Date: May 20, 2024		/s/ Matthew L. Barron
	Name:	Matthew L. Barron
	Title:	Senior Vice President and Chief Administrative and Legal Officer